    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1997
                                                       REGISTRATION NO. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _______________
                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                _______________

                      BERINGER WINE ESTATES HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                              2080                       68-0370340
(STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)      IDENTIFICATION NO.)

                               1000 PRATT AVENUE
                          ST. HELENA, CALIFORNIA 94574
                                 (707) 963-7115
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                WALTER T. KLENZ
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      BERINGER WINE ESTATES HOLDINGS, INC.
                               1000 PRATT AVENUE
                          ST. HELENA, CALIFORNIA 94574
                                 (707) 963-7115
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
     GREGG F. VIGNOS                              RONALD S. BEARD
     JOHN L. DONAHUE                              GREGORY J. CONKLIN
     SALLY BRAMMELL                               GAVIN A. BESKE
     WILLIAM A. HINES                             GIBSON, DUNN & CRUTCHER LLP
     PILLSBURY MADISON & SUTRO LLP                333 SOUTH GRAND AVENUE
     P.O. BOX 7880                                44TH FLOOR
     SAN FRANCISCO, CA 94120                      LOS ANGELES, CA 90071
                                _______________

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-34443

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

======================================================================================================
                                                                            PROPOSED
                                                           PROPOSED         MAXIMUM
                                                            MAXIMUM        AGGREGATE      AMOUNT OF
 TITLE OF EACH CLASS OF SECURITIES     AMOUNT TO BE      OFFERING PRICE     OFFERING    REGISTRATION
       TO BE REGISTERED                 REGISTERED        PER SHARE(1)       PRICE(1)      FEE(2)
-------------------------------------------------------------------------------------------------------
Class B Common Stock, $0.01 par        250,000 shares      $26.00           $6,500,000     $1,970
 value
=======================================================================================================

  (1)  Estimated solely for the purpose of calculating the registration fee.

  (2) Calculated pursuant to Rule 457(a) based upon an estimate of the maximum offering price.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") by Beringer Wine Estates Holdings, Inc. (the "Company"), pursuant to Rule 462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-34443) relating to the offering of up to 5,270,000 shares of Common Stock of the Company.



                                 CERTIFICATION

  The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on October 29, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on October 29, 1997.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Helena, State of California, on the 28th day of October, 1997.

                                 BERINGER WINE ESTATES HOLDINGS, INC.



                                    By   /s/ Douglas W. Roberts*
                                       --------------------------
                                       Douglas W. Roberts
                                       Vice President, General Counsel and
                                       Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Name                                 Title                            Date
            ----                                 -----                            ----

             *                 President and Chief Executive Officer         October 28, 1997
----------------------------   (Principal Executive Officer) and Director
Walter T. Klenz

             *                 Senior Vice President, Finance &              October 28, 1997
----------------------------   Operations and Chief Financial Officer
Peter F. Scott                 (Principal Financial Officer and
                               Accounting Officer)


             *                                  Director                     October 28, 1997
----------------------------
James G. Coulter


             *                                  Director                     October 28, 1997
----------------------------
William S. Price III

             *                                  Director                     October 28, 1997
----------------------------
Richard Adams

             *                                  Director                     October 28, 1997
----------------------------
David Bonderman

             *                                  Director                     October 28, 1997
----------------------------
Randy Christofferson

             *                                  Director                     October 28, 1997
----------------------------
Timm Crull

             *                                  Director                     October 28, 1997
----------------------------
William A. Franke

             *                                  Director                     October 28, 1997
----------------------------
E. Michael Moone

            Name                                 Title                            Date
            ----                                 -----                            ----

             *                                  Director                     October 28, 1997
----------------------------
Jesse Rogers

             *                                  Director                     October 28, 1997
----------------------------
George A. Vare

* By: /s/ Douglas W. Roberts
----------------------------
Douglas W. Roberts
Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit
Number    Description of Document
------    -----------------------
 5.1      Legal opinion of Pillsbury Madison & Sutro LLP

23.1      Consent of Price Waterhouse LLP

23.2      Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1).